INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2017
Income Taxes
Provision for income taxes
	2017	2016
Income tax at federal Statutory rate	34.0%	34.0%
Effects of permanent differences	(8.4)%	(18.9)%
Effect of temporary differences	1.3%	0%
Adjustment of prior year NOL’s	(3.8)%	0%
Effects of state taxes (net of federal taxes)	0%	0%
Change in valuation allowance	(23.1)%	(15.1)%
	0.0%	0.0%